Contingencies	12 Months Ended
Oct. 31, 2020
Disclosure Of Contingencies [Abstract]
Contingencies [Text Block]

19. Contingencies

(b) The Company has agreed to indemnify its directors and officers and certain of its employees in accordance with the Company's by-laws. The Company maintains insurance policies that may provide coverage against certain claims.

(b) On October 7, 2018, the former President of MAST, Inc. (a wholly-owned subsidiary), Mr. Steven Van Fleet, filed a lawsuit against Micromem and MAST in New York State Supreme Court, Dutchess County. In the action, Mr. Van Fleet is seeking payment of $214,574 plus interest relating to alleged remuneration and expense reimbursements due to him prior to his resignation as an officer and director of Micromem and MAST on August 17, 2018. The Company answered the complaint on December 7, 2018 by denying the material allegations in Mr. Van Fleet's claims. In addition, the Company interposed 7 counterclaims against Mr. Van Fleet seeking, among other things: (i) damages of not less than $2.75 million,

       (ii) specific performance to compel Mr. Van Fleet to comply with his contractual obligations which were required for the period of time that he served as an officer and director through to his resignation date; (iii) repayment of certain salary and expenses paid to Mr. Van Fleet; (iv) a direction for Mr. Van Fleet to turn over all Company property in his possession or control; (v) an accounting to determine all money and property belonging to the Company and/or MAST. On January 24, 2019, the Company amended its original answer and counterclaims to include, among other things, a demand for additional damages based on new information that had come to light. On February 8, 2019, Mr. Van Fleet, through his counsel, replied to and denied the material allegations in Micromem's counterclaims.

In January 2020, the court sent a schedule for completing discovery, which later had to be revised due to the COVID-19 pandemic. In May 2020, the court revised the discovery schedule, which required the parties to complete depositions and all remaining discovery by August 26, 2020.

Counsel for the parties agreed that Mr. Van Fleet’s deposition would proceed on July 31, 2020. The day before the deposition, Mr. Van Fleet’s counsel advised the Company’s counsel that if Mr. Van Fleet were to appear at the deposition, he would invoke his Fifth Amendment right not to incriminate himself with respect to the Company’s counterclaims, and that rather than doing so, Mr. Van Fleet had chosen not to appear for his deposition and would never appear for his deposition in the future.

In light of this development, on September 25, 2020 the Company’s counsel moved for a default, asking the court to strike Mr. Van Fleet’s claims and to enter a judgment in the Company’s favor on its counterclaims. Mr. Van Fleet has not submitted any opposition to the motion. Although the motion has not yet been decided, given that the facts and law support a default, and the motion is unopposed, we anticipate that the court will grant the motion striking Mr. Van Fleet’s claim and schedule a hearing to determine the Company’s damages on its counterclaims.

Based on these developments, we believe that, at October 31, 2020, the reasonable value of Mr. Van Fleet’s claims against the Company was $nil. Our belief has been confirmed by events since that date. While the Company may obtain a judgment for damages, we cannot currently predict the amount of damages, if any, that will be awarded and/or if a judgment will be collectible.